UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2021 (June 8, 2021)

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices)

(312) 618-1322

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $11.50 per share	UPH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by UpHealth, Inc. (f/k/a GigCapital2, Inc. and referred to herein as the “Company”) with the Securities and Exchange Commission (the “SEC”) on June 14, 2021 (the “Original Form 8-K”). The purpose of this Amendment is to add the required disclosure under Items 1.01, 2.01, 2.03, 3.02, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K with respect to the Business Combinations (as such term is defined below) described in the Original Form 8-K and in this Amendment.

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on June 4, 2021, the Company held a special meeting of its stockholders on June 4, 2021 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders considered and adopted, among other matters, the BCAs (as such term is defined below).

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on June 9, 2021, the Company on June 9, 2021 consummated its Business Combinations (as such term is defined below) (such consummation, the “Closing”) pursuant to (a) the Business Combination Agreement, dated as of November 20, 2020, as amended, with UpHealth Holdings, Inc., a Delaware corporation (“UpHealth”), and UpHealth Merger Sub, Inc., a Delaware corporation (such business combination agreement, the “UpHealth BCA,” and such business combination, the “UpHealth Combination”), and (b) the Business Combination Agreement, dated as of November 20, 2020, as amended, with Cloudbreak Health, LLC, a Delaware limited liability company (“Cloudbreak”), Cloudbreak Health Merger Sub, LLC, a Delaware limited liability company, solely with respect to Section 7.15 thereof, Chirinjeev Kathuria, Mariya Pylypiv, UpHealth, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Cloudbreak members (such business combination agreement, the “Cloudbreak BCA,” and, together with the UpHealth BCA, the “BCAs” and such business combination, the “Cloudbreak Combination” and, together with the UpHealth Combination, the “Business Combinations”). In connection with the consummation of the Business Combinations, the Company changed its name from GigCapital2, Inc. to UpHealth, Inc. Certain terms used in this Amendment have the same meaning as set forth in the final proxy statement/prospectus (the “Final Proxy Statement/Prospectus”) filed with the SEC on May 13, 2021 by the Company.

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on November 23, 2020, the Company announced that it executed the Cloudbreak BCA.

Amendment to Cloudbreak BCA

On June 9, 2021, the Company entered into the Second Amendment to the Cloudbreak BCA with the parties to the Cloudbreak BCA, to amend Section 1.01 of the Cloudbreak BCA (the “Cloudbreak BCA Amendment No. 2”) for the purpose of revising the amount of Business Combination Shares, as such term is used in the Cloudbreak BCA Amendment No. 2, to 11,500,000 shares of GigCapital2 Common Stock (as such term is defined in the Cloudbreak BCA) and to correct a typographical error in Section 7.15(a) of the Cloudbreak BCA. The foregoing description of the Cloudbreak BCA Amendment No. 2 is not complete and is subject to, and qualified in its entirety by reference to, the text of the Cloudbreak BCA Amendment No. 2, which is included as Exhibit 2.4 to this Amendment and is incorporated herein by this reference.

Registration Rights and Lock-up Agreements

Cloudbreak Registration Rights and Lock-Up Agreement

In connection with the Cloudbreak Combination, the Company and certain of the former members of Cloudbreak (the “Cloudbreak Holders”) entered into a Registration Rights and Lock-Up Agreement (the “Cloudbreak Registration Rights and Lock-Up Agreement”) at the Closing. Pursuant to the terms of the Cloudbreak Registration Rights and Lock Up Agreement, the Company is obligated to file a registration statement to register the resale of certain shares of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”) held by the Cloudbreak Holders. In addition, pursuant to the terms of the Cloudbreak Registration Rights and Lock-Up Agreement, and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Cloudbreak Holders may demand at any time or from time to time, that the Company conduct an underwritten offering with respect to certain shares of the Company Common Stock held by such Cloudbreak Holders. The Cloudbreak Registration Rights and Lock-Up Agreement also provides the Cloudbreak Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The Cloudbreak Registration Rights and Lock-Up Agreement further provides that, subject to certain exceptions, each of the Cloudbreak Holders shall not Transfer any shares of Company Common Stock beneficially owned or owned of record by such Cloudbreak Holder until the earlier of (i) six months or one year (as applicable) after the date of the Closing or (ii) the date on which, subsequent to the Cloudbreak Combination, the last sale price of the Company’s Common Stock (x) equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 90 days after the Cloudbreak Combination, or (y) the date following the completion of the Cloudbreak Combination on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Company Common Stock for cash, securities or other property; provided that in the sole discretion of the majority of the independent members of the Company’s Board of Directors, such lock-up period may end earlier than as provided in the Cloudbreak Registration Rights and Lock-Up Agreement upon written notice to the Cloudbreak Holders.

The foregoing description of the Cloudbreak Registration Rights and Lock-Up Agreement is not complete and is subject to, and qualified in its entirety by reference to, the text of the Cloudbreak Registration Rights and Lock-Up Agreement, which is included as Exhibit 10.4 to this Amendment and is incorporated herein by this reference.

UpHealth Registration Rights and Lock-up Agreement

In connection with the UpHealth Combination, the Company and certain of the former stockholders of UpHealth (the “UpHealth Holders”) entered into a Registration Rights and Lock-Up Agreement (the “UpHealth Registration Rights and Lock-Up Agreement”) at the Closing. Pursuant to the terms of the UpHealth Registration Rights and Lock-Up Agreement, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the UpHealth Holders may demand at any time or from time to time, that the Company file a registration statement on Form S-1 or Form S-3 to register certain shares of the Company Common Stock held by such UpHealth Holders or to conduct an underwritten offering. The UpHealth Registration Rights and Lock-Up Agreement also provides the UpHealth Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The UpHealth Registration Rights and Lock-Up Agreement further provides that, subject to certain exceptions, each of the UpHealth Holders shall not Transfer any shares of Company Common Stock beneficially owned or owned of record by such UpHealth Holder until the earlier of (i) six months or one year (as applicable) after the date of the Closing or (ii) the date on which, subsequent to the UpHealth Combination, the last sale price of the Company’s Common Stock (x) equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 90 days after the UpHealth Combination, or (y) the date following the completion of the UpHealth Combination on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of the Company Common Stock for cash, securities or other property; provided that in the sole discretion of the majority of the independent members of the Company’s Board of Directors, such lock-up period may end earlier than as provided in the UpHealth Registration Rights and Lock-Up Agreement upon written notice to the UpHealth Holders.

The foregoing description of the UpHealth Registration Rights and Lock-Up Agreement is not complete and is subject to, and qualified in its entirety by reference to, the text of the UpHealth Registration Rights and Lock-Up Agreement, which is included as Exhibit 10.5 to this Amendment and is incorporated herein by this reference.

Amended and Restated Warrant Agreement

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on January 21, 2021, the Company entered into subscription agreements (the “PIPE Subscription Agreements”), each dated January 20, 2021, with certain institutional investors (the “PIPE Investors”) including Oppenheimer & Co. Inc., the placement agent for the private placements under the PIPE Subscription Agreements, pursuant to which, among other things, the Company agreed to issue and sell an aggregate of 3,000,000 shares (the “PIPE Shares”) of the Company’s common stock (the “Common Stock”) at $10.00 per share, in private placements to close immediately prior to the closing of the Business Combinations.

As previously reported in the Original Form 8-K, on June 8, 2021, the Company entered into an Amendment to Subscription Agreement with each of the PIPE Investors (each an “Amendment to Subscription Agreement (PIPE)”) to provide that in addition to subscribing to purchase the PIPE Shares, each PIPE Investor would receive one warrant for the purchase of one share of Common Stock, at an exercise price of $11.50 per share, for every ten PIPE Shares purchased (the “PIPE Warrants”).

In connection with the Closing of the Business Combinations and the issuance of the PIPE Warrants, the Company and Continental Stock Transfer & Trust Company (the “Warrant Agent”) entered into an Amended and Restated Warrant Agreement (the “Amended and Restated Warrant Agreement”). The Amended and Restated Warrant Agreement amended the existing Warrant Agreement dated June 5, 2019, by and between the Company and the Warrant Agent to cover the PIPE Warrants issued pursuant to the PIPE Subscription Agreements, as amended by the Amendment to Subscription Agreement (PIPE), under the terms of such Amended and Restated Warrant Agreement. Such PIPE Warrants will be issued on substantially the same terms as the existing public warrants, except that such PIPE Warrants will not be redeemable so long as they are held, either directly or indirectly through one or more participants, by the subscribers and/or their permitted transferees.

The foregoing description of the Amended and Restated Warrant Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the text of the Amended and Restated Warrant Agreement, which is included as Exhibit 4.1 to this Amendment and is incorporated herein by this reference.

Unsecured Convertible Notes and Indenture

In connection with the closing of the Business Combinations, the Company entered into an indenture (the “Indenture”) with Wilmington Trust, National Association, a national banking association, (the “Indenture Trustee”) in its capacity as trustee thereunder, in respect of the $160,000,000 of unsecured convertible notes due in 2026 (the “Notes”) that were issued to certain investors (collectively, the “Note Investors”). The terms of the Notes are set forth in the convertible note subscription agreements entered into between the Company and each of the Note Investors (the “Note Subscription Agreements”), the Indenture and the form of Global Note attached as Exhibit A to the Indenture (the “Global Note”). The Notes bear interest at a rate of 6.25% per annum, payable semi-annually, are convertible into approximately 15,023,475 shares of Common Stock at a conversion price of $10.65 in accordance with the terms thereof, and shall mature on June 15, 2026.

The Company may, at its election, force conversion of the Notes after the first anniversary of the issuance of the Notes, subject to a holder’s prior right to convert, if the last reported sale price of the Common Stock exceeds 130% of the conversion price for at least 20 trading days during the period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter, and the 30-day average daily trading volume of the Common Stock ending on, and including, the last trading day of the applicable exercise period is greater than or equal to $2,000,000. Following certain corporate events that occur prior to the maturity date or if the Company forces a mandatory conversion, the Company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or has its notes mandatorily converted, as the case may be. In addition, in the event that a holder of the Notes elects to convert its Notes prior to the second anniversary of the issuance of the Notes, the Company will be obligated to pay an amount equal to twelve months of interest, or if on or after such second anniversary of the issuance of the Notes, any remaining amounts that would be owed to, but excluding, the third anniversary of the issuance of the Notes (the “Interest Make-Whole Payment”). The Interest Make-Whole Payment will be payable in cash or shares of the Common Stock as set forth in the Indenture.

In addition, the Company agreed to conduct one or more primary offerings of equity securities of the Company in the aggregate amount of $35,000,000 (the “Equity Offering”) and that such equity securities shall be subordinate in right of payment to the Notes. In the event that such Equity Offering is not consummated by October 9, 2022, the interest rate on the Notes will increase by an additional 1.0% per annum on the principal amount of the Notes on and after October 9, 2022 until maturity (unless further increased pursuant to this Section 4.13), and if the Equity Offering is not consummated by (a) April 9, 2023, (b) October 9, 2023 or (c) April 9, 2024, the interest rate on the Note will increase by an additional 1.0% per annum on the principal amount of the Notes on and after each such date until maturity. For the avoidance of doubt, the interest rate on the Notes shall not exceed 10.25% per annum, and if the Equity Offering is consummated by the Company prior to any of the above referenced dates, there will be no increase in the interest rate on the Note beyond the rate in effect at such time of consummation of the Equity Offering.

The Company is obligated to register the shares issuable upon conversion of the Notes. The Company agreed that, within 45 days after the consummation of the Business Combinations (the “Convertible Note Resale Registration Filing Deadline”), the Company will file with the SEC a registration statement (the “Convertible Note Resale Registration Statement”) registering the resale of the shares of Company Common Stock issuable upon conversion of the Notes (the “Convertible Note Registrable Securities”), and the Company will use its commercially reasonable efforts to have the Convertible Note Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the 60th calendar day (or 90th calendar day if the SEC notifies the Company that it will “review” the Convertible Note Resale Registration Statement) following the Convertible Note Resale Registration Filing Deadline.

The foregoing description of the Note Subscription Agreements, the Indenture and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the text of the Note Subscription Agreements, the form of which was included as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the SEC on January 21, 2021 and as amended by the Amendment to Subscription Agreement (Reduction in Purchase Price) included as Exhibit 10.2 to the Original Form 8-K, and to the text of the Indenture, including the form of Global Note attached as Exhibit A thereto, which is included as Exhibit 4.2 to this Amendment and is incorporated herein by this reference.

Item 2.01. Completion of Acquisition of Disposition of Assets.

Prior to the Special Meeting, the holders of 9,373,567 shares of Company Common Stock that were sold in its initial public offering (the “Public Shares”) exercised their right to redeem those shares for cash, at a price of $10.09143671 per share, for an aggregate of approximately $94,592,758, which redemption occurred concurrent with the consummation of the Business Combinations. Immediately after giving effect to the Business Combinations (including as a result of the redemptions described above, the automatic separation of the Company’s units into Common Stock, rights and warrants, and the conversion of all rights into issued and outstanding shares of Common Stock), there were (i) 117,605,472 shares of Company Common Stock issued and outstanding and (ii) assumed stock options (that had been awarded by Cloudbreak) that are exercisable for 1,711,613 shares of Company Common Stock. Upon the Closing, the Company’s units ceased trading, and the Company Common Stock began trading on the New York Stock Exchange (“NYSE”) on June 10, 2021 under the symbol “UPH,” while the Company’s warrants began trading on the NYSE as “UPH.WS.” As of the date of Closing, the directors and executive officers of the Company (and their affiliated entities) beneficially owned approximately 51% of the outstanding shares of Company Common Stock, and those stockholders of the Company who were stockholders prior to the Closing beneficially owned approximately 8.9% of the outstanding shares of Company Common Stock.

As noted above, the per share redemption price of $10.09143671 for holders of Public Shares electing redemption was paid out of the Company’s trust account, which after taking into account the redemptions, had a balance immediately prior to the Closing of approximately $54,935,238. In addition, approximately $8,471 remained in the Company’s operating account immediately prior to the Closing.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a shell company, as the Company was immediately before the Business Combinations, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act. Accordingly, the Company is providing the information below. Please note that the information provided below relates to the Company following the consummation of the Business Combinations, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Amendment contains forward-looking statements. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements in this Amendment include, but are not limited to, statements regarding the Company’s disclosure concerning the Company’s operations, cash flows, financial position and dividend policy. The risks and uncertainties include, but are not limited to:

•	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

•	changes in the Company’s future business or product expansion, including estimated revenues and losses, projected costs, prospects and plans;

•	trends in the healthcare industry;

•	the Company’s ability to scale in a cost-effective manner;

•	the Company’s ability to obtain and maintain intellectual property protection;

•	the impact of competition and developments and projections relating to competitors and industry;

•	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act;

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its operations;

•	the Company’s business, expansion plans and opportunities; and

•	the outcome of any known and unknown litigation proceedings.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in this Amendment. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this Amendment. The Company undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Amendment or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks that the Company describes in the reports it has filed and that it will file from time to time with the SEC after the date of this Amendment.

In addition, statements that “the Company believes” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based on information available to the Company as of the date of this Amendment. And while the Company believes that information provides a reasonable basis for these statements, that information may be limited or incomplete. The Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely on these statements.

Although the Company believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward looking statements contained in this Amendment and any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf.

Business

The business of the Company is described in the Final Proxy Statement/Prospectus in the sections titled “Information About New UpHealth” and “Information about Cloudbreak,” and that information is incorporated herein by this reference.

Risk Factors

The risks associated with the Company’s business are described in the Final Proxy Statement/Prospectus in the section titled “Risk Factors” and are incorporated herein by this reference.

Financial Information

The financial information of the Company, and related discussion and analysis by the management of the Company, is contained in the Final Proxy Statement/Prospectus in the sections titled “Selected Historical Financial and Other Information of UpHealth”, “Selected Historical Financial and Other Information of Cloudbreak”, “UpHealth’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Thrasys’ Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Glocal’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “TTC Healthcare’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Innovations Groups’ Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Behavior Health Services’ Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Cloudbreak’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and that information is incorporated herein by this reference.

Properties

The facilities of the Company are described in the Final Proxy Statement/Prospectus in the section titled “Information About New UpHealth –Facilities” and is incorporated herein by this reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Company Common Stock upon the Closing of the Business Combinations by:

•	each person known by the Company to be the beneficial owner of more than 5% of the common stock of the Company upon the Closing of the Business Combination;

•	each of the Company’s officers and directors; and

•	all officers and directors of the Company, as a group upon the Closing of the Business Combinations.

	Number of Shares	% of Class
Name and Address of Beneficial Owner(1)
Dr. Avi Katz(2)	5,005,550	4.2%
Dr. Raluca Dinu	—	*
Neil Miotto	—	*
Dr. Chirinjeev Kathuria	43,100,443	36.6%
Dr. Mariya Pylypiv	7,461,644	6.3%
Dr. Alfonso Gatmaitan	1,079,833	*
Dr. Ramesh Balakrishnan	4,351,175	3.7%
Martin S. A. Beck(3)	4,424,075	3.8%
Dr. Syed Sabahat Azim(4)	6,116,842	5.2%
Jamey Edwards(5)	1,523,821	1.3%
Nathan Locke	—	*
Agnès Rey-Giraud	—	*
Jerome Ringo	—	*
Moshe Bar-Siman-Tov	—	*
All directors and officers as a group (14 individuals)	73,063,383	61.6%

*	Less than one percent.
(1)

The business address of Dr. Avi Katz, Dr. Raluca Dinu and Neil Miotto is 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303. The business address of each of the other individuals is c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203, Delray Beach, FL 33484.

(2)

Consists of (i) 4,524,300 shares of Common Stock, and (ii) 481,250 shares of Common Stock underlying warrants, all held by the Company’s sponsor, GigAcquisitions2, LLC. The securities held by the Company’s sponsor are beneficially owned by Dr. Avi S. Katz, the co-chairman of the Company’s board of directors and the manager of the Company’s sponsor, who has sole voting and dispositive power over the shares held by the Company’s sponsor.

(3)

Consists of (i) 928,656 shares held by Rewi Enterprises LLC (of which Mr. Beck is the sole owner) and (ii) 3,495,419 shares held by TTC Healthcare Partners, LLC (“TTC”) (of which Mr. Beck is an equity owner and chairman of the board of directors) for which Mr. Beck may be deemed the beneficial owner. Mr. Beck disclaims beneficial ownership of the shares held by TTC.

(4)

Includes (i) 684,981 shares beneficially owned by Kimberlite Social Infra Private Limited (“Kimberlite”) (of which Dr. Azim and his wife are equity owners and the sole directors) and (ii) 2,715,542 shares beneficially owned by Dr. Azim’s wife for which Dr. Azim may be deemed the beneficial owner. All of the shares listed are held of record by Eligere Limited Liability Company (“Eligere”), a Delaware limited liability company, which has voting (but not dispositive) power over the shares and therefore may be deemed a beneficial owner. Each of Dr. Azim, his wife and Kimberlite can exercise an option to receive the shares from Eligere at any time and are therefore the beneficial owners of the shares as set forth above. Dr. Azim disclaims beneficial ownership of the shares of the Company’s Common Stock except to the extent of his pecuniary interest therein.

(5)	Includes 473,266 shares of Common Stock issuable upon the exercise of options within 60 days of June 15, 2021.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company beneficially owned by them.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Final Proxy Statement/Prospectus in the section titled “Management After the Business Combinations” and that information is incorporated herein by this reference.

Executive Compensation

The executive compensation of the Company’s executive officers and directors is described in the Final Proxy Statement/Prospectus in the section titled “Management After the Business Combinations—Post-Combination Company Executive Compensation” and that information is incorporated herein by this reference.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of the Company are described in the Final Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Transactions” and are incorporated herein by reference. Director independence is described in the Final Proxy Statement/Prospectus in the section titled “Management After the Business Combination—Committees of the Board of Directors” and that information is incorporated herein by this reference.

Legal Proceedings

The Company’s legal proceedings are described in the Final Proxy Statement/Prospectus in the section titled “Information About New UpHealth—Legal Proceedings” and is incorporated herein by this reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s Common Stock and warrants began trading on the NYSE under the symbols “UPH” and “UPH.WS”, on June 10, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria post-Business Combinations. The Company has not paid any cash dividends on shares of its Common Stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Company’s board does not anticipate declaring any dividends in the foreseeable future.

Information regarding the Company’s Common Stock, units and warrants and related stockholder matters are described in the Final Proxy Statement/Prospectus in the section titled “Price Range of Securities and Dividends” and that information is incorporated herein by this reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Amendment concerning the sale and issuance of unsecured convertible notes, warrants to purchase Common Stock and shares of Common Stock.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Final Proxy Statement/Prospectus in the section titled “Description of Securities” and is incorporated herein by this reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth under Item 5.02 of this Amendment concerning indemnification agreements entered into with each of the Company’s directors and executive officers.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Amendment concerning the financial statements and supplementary data of UpHealth, Cloudbreak and GigCapital2.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of UpHealth, Cloudbreak and GigCapital2.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Closing, the Company issued $160,000,000 in aggregate principal amount of Notes to the Note Investors pursuant to the terms of the Note Subscription Agreements, as amended, the Indenture and the Global Note. The disclosure contained in Item 1.01 of this Report is also incorporated herein by this reference.

This summary is qualified in its entirety by reference to (i) the Note Subscription Agreements, the form of which was included as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the SEC on January 21, 2021 and is incorporated herein by this reference, (ii) the Amendment to Subscription Agreement (Reduction in Purchase Amount), the form of which was included as Exhibit 10.2 to the Original Form 8-K and is incorporated herein by this reference, and (iii) the Indenture, which is included as Exhibit 4.2 to this Amendment and is incorporated herein by this reference.

Item 3.02. Unregistered Securities

The Notes issued in connection with the Closing of the Business Combinations are convertible into approximately 15,023,475 shares of Company Common Stock. The Company also issued 3,000,000 PIPE Shares in connection with the Closing of the Business Combinations. Also, in connection with the issuance of the PIPE Shares at the Closing, the Company issued the PIPE Warrants to purchase up to 300,000 shares of Common Stock to the PIPE Investors. The disclosure contained in Item 1.01 of the Original Form 8-K as amended by this Amendment is also incorporated herein by this reference.

This summary is qualified in its entirety by reference to (i) the Note Subscription Agreements, the form of which was included as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the SEC on January 21, 2021 and is incorporated herein by this reference, (ii) the Amendment to Subscription Agreement (Reduction in Purchase Amount), the form of which was included as Exhibit 10.2 to the Original Form 8-K and is incorporated herein by this reference, (iii) the Indenture, which is included as Exhibit 4.2 to this Amendment and is incorporated herein by this reference, (iv) the PIPE Subscription Agreements, the form of which was included as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 21, 2021 and is incorporated herein by this reference, (v) the Amendment to Subscription Agreement (PIPE), the form of which was included as Exhibit 10.1 to the Original Form 8-K and is incorporated herein by this reference, and (vi) the Amended and Restated Warrant Agreement, which is included as Exhibit 4.1 to this Amendment and is incorporated herein by this reference.

Item 4.01. Changes in Registrant’s Certifying Accountants.

On June 14, 2021, the Audit Committee of the Company’s board of directors approved the appointment of Plante & Moran, PLLC (“Plante & Moran”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Plante & Moran served as the independent registered public accounting firm of UpHealth prior to the Business Combinations. Accordingly, BPM LLP (“BPM”), the independent registered public accounting firm of GigCapital2, was informed on June 14, 2021 that it would be replaced by Plante & Moran as the Company’s independent registered public accounting firm effective immediately.

The report of BPM on GigCapital2’s balance sheets as of December 31, 2020 and 2019 (as restated) and the statements of operations and comprehensive income (loss), stockholders’ equity and cash flows for the year ended December 31, 2020 (as restated) and for the period from March 6, 2019 (date of inception) to December 31, 2019 (as restated), did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such audit report contained explanatory paragraphs in which BPM expressed substantial doubt about the Company’s ability to continue as a going concern and indicated that the 2020 and 2019 financial statements had been restated to correct misstatements.

During the year ended December 31, 2020, the period from March 6, 2019 (date of inception) to December 31, 2019, and the subsequent interim period through the date of BPM’s dismissal, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and BPM on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such periods.

During the year ended December 31, 2020, the period from March 6, 2019 (date of inception) to December 31, 2019, and the subsequent interim period through the date of BPM’s dismissal, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) other than:

For the year ended December 31, 2020, GigCapital2 reported a material weakness in its internal control over financial reporting related to mistakes in its accounting for warrants issued in connection with a private placement.

During the year ended December 31, 2020, the period from March 6, 2019 (date of inception) to December 31, 2019, and the subsequent interim period through the date of BPM’s dismissal, the Company did not consult with Plante & Moran regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of GigCapital2 or the Company, and no written report or oral advice was provided that Plante & Moran concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided BPM with a copy of the foregoing disclosures and has requested that BPM furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of BPM’s letter, dated June 14, 2021, is filed as Exhibit 16.1 to this Amendment.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the sections titled “Proposal No. 1— The UpHealth Business Combination Proposal” and “Proposal No. 2 – The Cloudbreak Business Combination Proposal”, which are incorporated herein by this reference. Further reference is made to the information contained in Item 2.01 to this Amendment, which is incorporated herein by this reference.

Immediately after giving effect to the Business Combinations, there were approximately 117,605,472 shares of Company Common Stock outstanding. As of such time, the Company’s officers and directors and their affiliated entities held 61.3% of the outstanding shares of Company Common Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The following persons are serving as executive officers and directors of the Company upon the Closing, with Dr. Alfonso W. Gatmaitan, Dr. Ramesh Balakrishnan, Martin S. A. Beck, Syed Sabahat Azim and Jamey Edwards having been named as executive officers effective upon the Closing, and each of the directors having been elected by the GigCapital2 stockholders to the Board of Directors at the Special Meeting, also effective upon the Closing. For biographical and current compensatory information concerning the executive officers and directors, see the disclosure in the Final Proxy Statement/Prospectus in the sections titled “Management After the Business Combinations” which is incorporated herein by this reference.

Name	Age	Position
Dr. Chirinjeev Kathuria	56	Co-Chairman of the Board of Directors
Dr. Avi S. Katz	63	Co-Chairman of the Board of Directors
Dr. Raluca Dinu	47	Director
Dr. Mariya Pylypiv	32	Director
Neil Miotto	75	Director
Nathan Locke	38	Director
Jerome Ringo	66	Director
Agnès Rey-Giraud	56	Director
Moshe Bar-Siman-Tov	44	Director
Dr. Alfonso W. Gatmaitan	61	Chief Operating Officer
Dr. Ramesh Balakrishnan	66	Chief Executive Officer
Martin S. A. Beck	55	Chief Financial Officer
Syed Sabahat Azim	46	Chief Executive Officer, International
Jamey Edwards	46	President

Effective upon the Closing, Drs. Dinu and Katz and Brad Weightman resigned as executive officers of the Company, and each of Gil Frostig and John Mikulsky, following their not standing for re-election to the Board of Directors, resigned as directors of the Company.

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on June 4, 2021, at the Special Meeting, the GigCapital2 stockholders considered and approved the classification of the Company’s Board of Directors into three classes. On June 9, 2021, the Board of Directors was classified into three classes, each comprising as nearly as possible one-third of the directors, to serve three-year terms. Each Class I director, consisting of Messrs. Bar-Siman-Tov, Miotto and Ringo, has a term that expires at the Company’s annual meeting of stockholders in 2022; each Class II director, consisting of Drs. Dinu and Pylypiv, and Mr. Locke, has a term that expires at the Company’s annual meeting of stockholders in 2023; and each Class III director, consisting of Drs. Katz and Kathuria, and Ms. Rey-Giraud, has a term that expires at the Company’s annual meeting of stockholders in 2024, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

A more complete summary of the reclassification of the Company’s Board of Directors is set forth in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 4— Classification of the Board of Directors Proposal”.

2021 Equity Incentive Plan

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on June 4, 2021, at the Special Meeting, the GigCapital2 stockholders considered and approved the 2021 Incentive Plan (the “Incentive Plan”), and reserved 16,420,813 shares of Company Common Stock for issuance thereunder. The Incentive Plan was previously approved, subject to stockholder approval, by the Board of Directors of GigCapital2 on February 7, 2021. The Incentive Plan became effective immediately upon the Closing of the Business Combinations. The number of shares of common stock reserved for issuance under the Incentive Plan will automatically increase on January 1 of each year, beginning on January 1, 2022 and each anniversary thereof during the effectiveness of the Incentive Plan, by an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Company Common Stock outstanding on such date, and (ii) such lesser number of shares as may be determined by the Company’s Board of Directors.

In conjunction with the approval of the Incentive Plan, the Company’s Board of Directors also adopted a form of Restricted Stock Units Agreement (the “RSU Agreement”) and a form of Stock Option Agreement (the “Stock Option Agreement”) that the Company will generally use for grants under its Incentive Plan. The RSU Agreement provides that restricted stock units will vest over a fixed period and be paid as shares of common stock, and that the unvested restricted stock units will expire upon certain terminations of the grantees’ employment or other service relationship with the Company. The Stock Option Agreement provides that stock options will vest over a fixed period, and that the unvested options will expire upon certain terminations of the grantees’ employment or other service relationship with the Company.

A more complete summary of the terms of the Incentive Plan is set forth in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 6—The Incentive Plan Proposal”. That summary and the foregoing description of the Incentive Plan are qualified in their entirety by reference to the text of the Incentive Plan, which is included as Exhibit 10.8 to this Amendment and is incorporated herein by this reference. The summary of the form of RSU Agreement and form of Stock Option Agreement is qualified in its entirety by reference to the form of RSU Agreement and form of Stock Option Agreement, which are included as Exhibit 10.9 and Exhibit 10.10, respectively, and are incorporated herein by this reference.

Cloudbreak 2015 Incentive Plan

In connection with the Closing of the Business Combinations, the Company assumed the Cloudbreak Health LLC 2015 Unit Incentive Plan (the “Cloudbreak 2015 Incentive Plan”) and the outstanding options awarded thereunder at the time of Closing, which now represent options for the purchase of 1,711,613 shares of Company Common Stock. Options awarded under the Cloudbreak 2015 Incentive Plan are subject to the terms and conditions set forth in the Cloudbreak Health LLC Unit Option Agreement. The foregoing description of the Cloudbreak 2015 Incentive Plan and the Cloudbreak Health LLC Unit Option Agreement are qualified in their entirety by reference to the text of the Cloudbreak 2015 Incentive Plan and the Form of Cloudbreak Health LLC Unit Option Agreement, which are included as Exhibit 10.6 and Exhibit 10.7, respective, and are incorporated herein by this reference.

Indemnification Agreements for Company Directors and Officers

Following the Closing of the Business Combinations, the Company entered into indemnification agreements with each of its newly elected directors and officers (the “Indemnification Agreements”). The Indemnification Agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement. The foregoing description of the Indemnification Agreements is not complete and is subject to, and qualified in its entirety by reference to, the text of the form of Indemnification Agreement, which is included as Exhibit 10.11 and is incorporated herein by this reference.

Item 5.06. Change in Shell Company Status.

As a result of the Closing of the Business Combinations, the Company ceased to be a shell company on June 9, 2021. Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the sections titled “Proposal No. 1— The UpHealth Business Combination Proposal” and “Proposal No. 2 – The Cloudbreak Business Combination Proposal”, which are incorporated herein by this reference. Further reference is made to the information contained in Item 2.01 to this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired

The financial statements of UpHealth Holdings, Inc. as of December 31, 2020 and for the year ended December 31, 2020, the related notes and report of independent registered public accounting firm thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The condensed consolidated financial statements of UpHealth Holdings, Inc. as of March 31, 2021 and for the periods ended March 31, 2021 and 2020, and the related notes thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The financial statements of Thrasys, Inc. as of November 20, 2020 and December 31, 2019 and for the period January 1, 2020 to November 20, 2020 and for the year ended December 31, 2019, the related notes and report of independent registered public accounting firm thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The consolidated financial statements of Glocal Healthcare Systems Private Limited and its subsidiaries as of March 31, 2019 and March 31, 2020 and for the years ended March 31, 2020 and March 31, 2019, the related notes and report of independent registered public accounting firm thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The consolidated financial statements of Glocal Healthcare Systems Private Limited and its subsidiaries as of March 25, 2021 and for the period April 1, 2020 to March 25, 2021, and the related notes thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The consolidated financial statements of TTC Healthcare, Inc. and its subsidiaries as of December 31, 2020 and 2019, and for the year ended December 31, 2020 and the period from September 5, 2019 to December 31, 2019 (successor), and of Transformations Treatment Center, Inc. and its affiliates for the period from January 1, 2019 to September 4, 2019 (predecessor), the related notes and report of independent registered public accounting firm thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The consolidated financial statements of TTC Healthcare, Inc. and its subsidiaries as of January 24, 2021 and for the period January 1, 2021 to January 24, 2021, and the related notes thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The consolidated financial statements of Innovations Group, Inc. and its subsidiaries as of December 31, 2019 and December 31, 2020 and for the years ended December 31, 2020 and December 31, 2019, the related notes and report of independent registered public accounting firm thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The consolidated financial statements of Innovations Group, Inc. and its subsidiaries as of March 31, 2021 and for the three month period ended March 31, 2021, and the related notes thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The consolidated financial statements of Behavioral Health Services, LLC as of November 20, 2020 and December 31, 2019 and for the period January 1, 2020 to November 20, 2020 and for the year ended December 31, 2019, the related notes and report of independent registered public accounting firm thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The consolidated financial statements of Cloudbreak Health, LLC and its subsidiaries as of December 31, 2019 and December 31, 2020 and for the years ended December 31, 2020 and December 31, 2019, the related notes and report of independent registered public accounting firm thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

The consolidated financial statements of Cloudbreak Health, LLC and its subsidiaries as of March 31, 2021 and for the three month period ended March 31, 2021, and the related notes thereto are set forth in Amendment No. 5 to the Registration Statement on Form S-1 filed by the Company with the SEC on June 4, 2021 and are incorporated herein by this reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial statements as of March 31, 2021 and for the three months ended March 31, 2021 are filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by this reference.

(d) Exhibits:

Exhibit No.	Item

2.1†	Business Combination Agreement, dated as of November 20, 2020, by and among GigCapital2, Inc., UpHealth Holdings, Inc. and UpHealth Merger Sub, Inc. (included as Annex A to the Final Proxy Statement/Prospectus filed under Rule 424(b)(3) on May 13, 2021)

2.2†	Business Combination Agreement, dated as of November 20, 2020, by and among GigCapital2, Inc., Cloudbreak Health, LLC, Cloudbreak Merger Sub, LLC, solely with respect to Section 7.15, Chirinjeev Kathuria and Mariya Pylypiv and UpHealth Holdings, Inc., and Shareholder Representative Services LLC (included as Annex B to the Final Proxy Statement/Prospectus filed under Rule 424(b)(3) on May 13, 2021)

2.3	Fourth Amendment to Business Combination Agreement, dated as of May 30, 2021, by and among GigCapital2, Inc., UpHealth Holdings, Inc. and UpHealth Merger Sub, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 2, 2021)

2.4	Second Amendment, dated as of June 9, 2021, to the Business Combination Agreement, dated as of November 20, 2020, by and among GigCapital2, Inc., Cloudbreak Health, LLC, Cloudbreak Merger Sub, LLC, solely with respect to Section 7.15, Chirinjeev Kathuria and Mariya Pylypiv and UpHealth Holdings, Inc., and Shareholder Representative Services LLC

3.1	Second Amended and Restated Certificate of Incorporation of UpHealth, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2021)

3.2	Amended and Restated Bylaws of UpHealth, Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2021)

4.1	Amended and Restated Warrant Agreement, dated June 9, 2021, by and between GigCapital2, Inc. and Continental Stock Transfer & Trust Company, as warrant agent

4.2	Indenture, dated June 9, 2021, by and between UpHealth, Inc. and Wilmington Trust, National Association, a national banking association, in its capacity as trustee thereunder

10.1	Form of Amendment to Subscription Agreement (PIPE), dated June 8, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2021)

10.2	Form of Amendment to Subscription Agreement (Reduction in Purchase Amount), dated June 8, 2021 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2021)

10.3	Form of Termination of Subscription Agreement, dated June 8, 2021 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2021)

10.4	Registration Rights and Lockup Agreement, dated June 9, 2021, by and among UpHealth, Inc. and certain stockholders (Cloudbreak)

10.5	Registration Rights and Lockup Agreement, dated June 9, 2021, by and among UpHealth, Inc. and certain stockholders (UpHealth Holdings)

10.6#	Cloudbreak Health LLC 2015 Unit Incentive Plan

10.7#	Form of Cloudbreak Health LLC Unit Option Agreement

10.8#	2021 Equity Incentive Plan

10.9#	Form of Restricted Stock Unit Agreement

10.10#	Form of Option Agreement

10.11#	Form of Indemnity Agreement

16.1	Letter from BPM LLP to Securities and Exchange Commission, dated June 14, 2021

99.1	Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 2021 and for the three months ended March 31, 2021

#	Indicates a management contract or compensatory plan, contract or arrangement.
†

Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of such omitted materials to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2021

By:	/s/ Ramesh Balakrishnan
Name:	Dr. Ramesh Balakrishnan
Title:	Co-Chief Executive Officer